Exhibit 99.1

Exchange Agreement

March 7, 2023

Burlington Stores, Inc.

2.25% Convertible Senior Notes due 2025

The undersigned investor (the “Investor”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Investor holds contractual and investment authority (each, including the Investor if it is a party exchanging Notes (as defined below), an “Exchanging Investor”), hereby agrees to exchange (the “Exchange”), with Burlington Stores, Inc., a Delaware corporation (the “Company”), certain 2.25% Convertible Senior Notes due 2025, CUSIP 122017 AB2 (the “Notes”) for the Exchange Consideration (as defined below) pursuant to this exchange agreement (the “Agreement”). Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the indenture with respect to the Notes, dated as of April 16, 2020, between the Company and Wilmington Trust, National Association, as Trustee (the “Indenture”).

On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Investor hereby agrees to exchange, and to cause the other Exchanging Investors to exchange, an aggregate principal amount of the Notes set forth on Exhibit A hereto (the “Exchanged Notes”) for the consideration calculated as set forth on Exhibit A hereto for each such Exchanged Note.

The amount of cash to be delivered pursuant to such calculations is referred to as the “Exchange Consideration”. The Company and the Investor agree that no Exchanging Investor shall deliver a Notice of Conversion with respect to any Exchanged Notes and each Exchanging Investor shall hold the Exchanged Notes until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), the Company agrees to deliver the Exchange Consideration on the Closing Date to each Exchanging Investor in exchange for its Exchanged Notes.

The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that no delivery of Exchange Consideration will be made until the Exchanged Notes have been received for exchange in accordance with the Exchange Procedures and no accrued interest will be payable by reason of any delay in making such delivery.

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on the third Trading Day following the date hereof (the “Closing Date”), or at such other time and place as the Company and the Investor may mutually agree. On the Closing Date, subject to satisfaction of the conditions precedent specified herein and the prior receipt by the Trustee from the Investor of the Exchanged Notes, the Company shall deliver the Exchange Consideration by wire transfer to the account specified by the Investor for each relevant Exchanging Investor in Exhibit B. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Investor hereby, for itself and on behalf of its Accounts, (a) waives any and all other rights with respect to such Exchanged Notes and (b) releases and discharges the Company from any and all claims the undersigned and its Accounts may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

1.
Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Exchanging Investors, and all such covenants, representations and warranties shall survive the Closing, that:
(a)
The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted, except as would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or its subsidiaries, taken as a whole. The Company has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company or any of its subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty.
(b)
This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under, assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor herein, (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets or subsidiaries are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or its subsidiaries, taken as a whole, and would not, individually or in the aggregate, materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.
2.
Representations and Warranties and Covenants of the Investor. As of the date hereof and the Closing Date (except as otherwise set forth below), the Investor hereby, for itself and on behalf of the Exchanging Investors, represents and warrants to, and covenants with, the Company that:
(a)
The Investor and each Exchanging Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.
(b)
The Investor has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Exchanging Investors and to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor and each Exchanging Investor, enforceable in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity. If the Investor is executing this Agreement on behalf of an Account, (i) the Investor has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, each Account, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes, as applicable.
(c)
As of the date hereof and as of the Closing, each of the Exchanging Investors is and will be the current sole legal and beneficial owner of the Exchanged Notes set forth on Exhibit A attached to this Agreement and each Exchanging Holder did not, to the best of its knowledge, acquire the Exchanged Notes from an “affiliate” (within the meaning of Rule 144 promulgated under the Securities Act) of the Company. When the Exchanged Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”) (i) arising by operation of applicable law, (ii) arising by operation of any organizational documents of the Company, the Investor, each Exchanging Investor or the Notes, (iii) that is not terminated on or prior to the Closing, or (iv) created by or imposed by or on the Company. None of the Exchanging Investors has, nor prior to the Closing, will have, in whole or in part, other than pledges or security interests that an Exchanging Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.
(d)
The execution, delivery and performance of this Agreement by the Investor and compliance by each Exchanging Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Investor or any Exchanging Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Investor or any of the Exchanging Investors is a party or by which such Investor or Exchanging Investor is bound, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Investor or any of the Exchanging Investors.
(e)
The Investor and each Exchanging Investor will comply with all applicable laws and regulations in effect necessary for each Exchanging Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Investor and each such Exchanging Investor is subject, and the Company shall have no responsibility therefor.
(f)
The Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Exchange other than the information set forth herein in connection with the Investor’s and each Exchanging Investor’s examination of the Company and the terms of the Exchange, and the Company does not take, and J. Wood Capital Advisors LLC (“Placement Agent”) does not take, any responsibility for, and neither the Company nor the Placement Agent can provide any assurance as to the reliability of, any other information that others may provide to the Investor or any Exchanging Investor.
(g)
Each Exchanging Investor is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it and any account (including for purposes of this Section 2(g), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.
(h)
The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange.
(i)
The Investor acknowledges that it and each Exchanging Investor had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Investor or any Exchanging Investor to respond to the opportunity to participate in the Exchange.
(j)
The Investor acknowledges that it and each Exchanging Investor understands that the Company intends to pay the Placement Agent a fee in respect of the Exchange.
(k)
The Investor will, upon request, execute and deliver, for itself and on behalf of any Exchanging Investor, any additional documents deemed by the Company and the Trustee or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.
(l)
No later than one (1) business day after the date hereof, the Investor agrees to deliver to the Company settlement instructions substantially in the form of Exhibit B attached to this Agreement for each of the Exchanging Investors.
(m)
The Investor understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Exchanging Investors by their participation in the transactions contemplated by this Agreement are no longer accurate, the Investor shall promptly notify the Company and the Placement Agent. The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s and Exchanging Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing. If the Investor is exchanging any Exchanged Notes as a fiduciary or agent for one or more accounts (including for purposes of this Section 2(m), the Accounts), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.
(n)
The Investor acknowledges and agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Investor or any Exchanging Investor and that the Placement Agent and their respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s filings with the U.S. Securities and Exchange Commission and makes no representation or warranty to the Investor or any Exchanging Investor, express or implied, with respect to the Company, the Exchanged Notes or the accuracy, completeness or adequacy of the information provided to the Investor or any Exchanging Investor or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor or any Exchanging Investor.
(o)
The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be timely provided with a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or the appropriate series of IRS Form W-8, as applicable, from each Exchanging Investor in order to establish whether any such Exchanging Investor is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.
(p)
The Investor and each Exchanging Investor acknowledges and understands that at the time of the Closing, the Company may be in possession of material non-public information not known to the Investor or any Exchanging Investor that may impact the value of the Notes, including the Exchanged Notes (“Information”) that the Company has not disclosed to the Investor or any Exchanging Investor. The Investor and each Exchanging Investor acknowledges that they have not relied upon the non-disclosure of any such Information for purposes of making their decision to participate in the Exchange. The Investor and each Exchanging Investor understands, based on its experience, the disadvantage to which the Investor and each Exchanging Investor is subject due to the disparity of information between the Company, on the one hand, and the Investor and each Exchanging Investor, on the other hand. Notwithstanding this, the Investor and each Exchanging Investor has deemed it appropriate to participate in the Exchange. The Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Investor or any Exchanging Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Investor hereby irrevocably waives any claim that it or any Exchanging Investor might have based on the failure of the Company to disclose the Information.
(q)
The Investor and each Exchanging Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of the Exchange or made any finding or determination concerning the fairness or advisability of the Exchange.
(r)
The operations of the Investor and each Exchanging Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Investor has performed due diligence necessary to reasonably determine that the Exchanging Investors are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

3.
Conditions to Obligations of the Investor and the Company. The obligations of the Investor and of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 1 hereof and of the Investor contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing and (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.
4.
Waiver, Amendment. Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Investor.
5.
Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other.
6.
Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
7.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.
8.
Submission to Jurisdiction. Each of the Company and the Investor: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
9.
Venue. Each of the Company and the Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
10.
Service of Process. Each of the Company and the Investor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of the Company or the Investor to serve process in any other manner permitted by law.
11.
Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed facsimile transmission or electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Investor, the address provided on Exhibit B attached to this Agreement (or such other address as the Company or the Investor shall have specified by notice in writing to the other):

If to the Company: Burlington Stores, Inc. 1830 Route 130 Burlington, New Jersey 08016 Attention: General Counsel Facsimile No.: (609) 239-9675 Email: legal.department@burlington.com
12.
Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company and the Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company and the Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
13.
Notification of Changes. After the date of this Agreement, each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Investor, as the case may be, contained in this Agreement to be false or incorrect.
14.
Reliance by Placement Agent. Placement Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to such Placement Agent. Placement Agent shall be a third-party beneficiary of this Agreement to the extent provided in this Section 14.
15.
Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
16.
Survival. The representations and warranties of the Company and the Investor contained in this Agreement or made by or on behalf of the Exchanging Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.
17.
Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Investor in writing or (b) by either the Company or the Investor if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Closing has not occurred on or before March 17, 2023 without liability of either the Company or the Investor or the Exchanging Investors, as the case may be; provided that neither the Company nor the Investor shall be released from liability hereunder if the

Agreement is terminated and the transactions abandoned by reason of the failure of the Company or the Investor or the Exchanging Investors, as the case may be to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, the Agreement will become void and of no further force and effect.
18.
Taxation. The Investor acknowledges that, if an Exchanging Investor is a United States person for U.S. federal income tax purposes, either (i) the Company must be timely provided with a correct taxpayer identification number (“TIN,” which is generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed IRS Form W-9 (or any successor form) stating that the Exchanging Investor is not subject to backup withholding and that the Exchanging Investor is a United States person for U.S. federal income tax purposes, or (ii) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if an Exchanging Investor is not a United States person for U.S. federal income tax purposes, the Company must be timely provided with a properly completed and executed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments) or other applicable IRS Form W-8 (or any successor form), attesting to that non-U.S. Exchanging Investor’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended. The Investor further acknowledges that any Exchanging Investor may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments made to such Exchanging Investor unless such Exchanging Investor properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,
BURLINGTON STORES, INC.
By ___________________________ Name: Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Investor by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Investor:
[_____________], in its capacity as described in the first paragraph hereof By _________________________________ Name: Title:

EXHIBIT A

Exchanging Investor Information

Exchanging Investor	Aggregate Principal Amount of Exchanged Notes	Exchange Consideration
*A cash amount to be determined as set forth below

* For each $1,000 principal amount of Exchanged Notes, the Exchange Consideration equals a cash amount equal to the sum of (1) $[agreed value], plus (2) the product of [CR] x [agreed delta] x (the VWAP Price as defined below, less the reference stock price), which product may be either positive or negative, plus (3) accrued and unpaid interest to March 10, 2023, with respect such $1,000 principal amount of Exchanged Notes.

Definitions:

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Common Stock” means the Company’s common stock, $0.0001 par value per share.

“Daily VWAP” means, for each VWAP Trading Day during the VWAP Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “BURL <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such VWAP Trading Day as determined by the Company in good faith using, if reasonably practicable, a volume-weighted method). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading

“Scheduled Trading Day” means a day that is scheduled to be a VWAP Trading Day. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day outside of the regular trading session trading hours.

“VWAP Price” shall mean the arithmetic average of the Daily VWAPs during the VWAP Period.

“VWAP Period” means the VWAP Trading Day immediately following the date of this Agreement.

“VWAP Trading Day” means a day on which (x) there is no VWAP Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock

Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “VWAP Trading Day” means a Business Day.

“VWAP Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

A-2

EXHIBIT B

Exchanging Investor:

_______________________________________________

_______________________________________________

Investor Address:

_______________________________________________

_______________________________________________

_______________________________________________

Telephone: _____________________________________

Country of Residence:

_______________________________________________

Taxpayer Identification Number:

_______________________________________________

Account for Notes:

DTC Participant Number: __________________________

DTC Participant Name: ____________________________

DTC Participant Phone Number: ____________________

DTC Participant Contact Email: _____________________

FFC Account #: __________________________________

Account # at Bank/Broker: _________________________

Wire instructions for Exchange Consideration:

Bank Name: _____________________________________

Bank Address: ___________________________________

ABA Routing #: __________________________________

Account Name: ___________________________________

Account Number: _________________________________

FFC Account Name: _______________________________

FFC Account #: __________________________________

Contact Person: ___________________________________

Exchanging Investor Address:

________________________________________________

________________________________________________

Telephone: ______________________________________

Country of Residence:

________________________________________________

Taxpayer Identification Number:

________________________________________________

Exchange Procedures

NOTICE TO INVESTOR

These are the Investor Exchange Procedures for the settlement of the exchange of 2.25% Convertible Senior Notes due 2025, CUSIP 122017 AB2 (the “Exchanged Notes”) of Burlington, Stores, Inc., a Delaware corporation (the “Company”), for the Exchange Consideration (as defined in and pursuant to the Agreement between you and the Company), which is expected to occur on or about March 10, 2023. To ensure timely payment of the Exchange Consideration, please follow the instructions as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Exchange Consideration.

If you have any questions, please contact Ranga Kanthadai of J. Wood Capital Advisors LLC at 862-703-8126.

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m., New York City time, a withdrawal request for the Exchanged Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on March 10, 2023.

To receive Exchange Consideration:

You must provide valid wire instructions to the Company. You will then receive the Exchange Consideration from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Exchange and to receive the Exchange Consideration in respect of the Exchanged Notes.

Closing: March 10, 2023, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in your Agreement, the Company will deliver the Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above.